UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 4, 2005

                            HYBRID FUEL SYSTEMS, INC.

             (Exact name of registrant as specified in its charter)



          Georgia                     333-33134                  58-2267238
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


                    12409 Telecom Drive, Tampa, Florida 33637
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (813) 979-9222

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 4, 2005, we sold $340,000 in principal amount of our five-year convertible debentures to Dutchess Private Equities Fund, II, L.P. (the "Investor"). These debentures bear interest at 12% per annum. The first $190,000 (less expenses) has been funded with an additional $150,000 to be funded immediately upon filing of a registration statement with the Securities and Exchange Commission ("SEC"). Our obligation to repay the investor is secured by a security agreement which we have granted the Investor. We have pledged all of our assets to insure repayment of this obligation.

Subject to adjustment as more fully set forth in the Debenture Agreement, the conversion price of the debenture shall be the lesser of (i) $.27 per share or;
(ii) the lowest closing bid price of the common stock between October 18, 2005 and the date of the filing with the SEC of a registration statement covering the shares issuable under the debenture.

We also issued to the Investor a warrant to purchase up to total of $85,000 worth of shares of common stock with a strike price equal to the conversion price of the debenture, as set forth above, on the date of exercise. The warrant may be exercised for a period of five years and the strike price is subject to adjustment upon the occurrence of certain events, including, without limitation, upon our consolidation, merger or sale of all of substantially all of our assets, a reclassification of our common stock, or any stock splits, combinations or dividends with respect to our common stock.

We are obligated to file a registration statement within 21 days after the closing date and are obligated to use our best efforts to cause the SEC to declare the registration statement effective within 90 days after the filing date. If we do not file a registration statement with the SEC within 21 days of the closing date, we are obligated to pay liquidated damages to the Investor in an amount equal to 2% of the principal amount of the debenture outstanding, pro rata, for every 15 days which such registration statement has not been filed. In addition, if the registration statement is not filed by the filing date, the conversion price of the debenture will decrease by 10% of and continue to decrease by 10% for each 15 day calendar period the registration statement goes without filing. If the registration statement is not declared effective within 90 days of the filing date, we are obligated to pay liquidated damages to the Investor in an amount equal to 2% of the principal amount of the debenture outstanding, pro rata, for every 30 days which such registration statement has not been declared effective by the SEC.

Further, on November 4, 2005, we entered into an Investment Agreement with the Investor. Pursuant to this Agreement, the Investor shall commit to purchase up to $5,000,000 of our common stock over the course of 36 months ("Line Period"), after the registration statement (as described below) has been declared effective by the SEC. The amount that we shall be entitled to request from each purchase ("Puts"), shall be equal to, at our election, either (i) $100,000 or;
(ii) 200% of the averaged daily volume (U.S market only) ("ADV") of our common stock for the three (3) trading days prior to the applicable put notice date, multiplied by the average of the 3 daily closing bid prices immediately preceding the put date. The put date shall be the date that the Investor receives a put notice of draw down by us of a portion of the Line. The purchase price shall be set at 93% of the lowest closing highest posted bid price of the common stock during the pricing period. The pricing period shall be the five (5) consecutive trading days immediately after the put date. There are put restrictions applied on days between the put date and the closing date with respect to that particular Put. During this time, we shall not be entitled to deliver another put notice. We shall automatically withdraw that portion of the put notice amount, if the purchase price with respect to that Put does not meet the Minimum Acceptable Price. The Minimum Acceptable Price is defined as 75% of the closing bid price of the common stock for the ten (10) trading days prior to the put notice date.

We are obligated to file a registration statement covering the shares of common stock underlying the Investment Agreement within 15 days after the filing of our Annual Report on Form 10-KSB for the year ended December 31, 2005. In addition, we are obligated to use reasonable efforts to have the registration statement declared effective by the SEC within 90 days after the filing date.

We claim an exemption from the registration requirements of the Act for the private placement of these securities pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder since, among other things, the transaction did not involve a public offering, the investors were accredited investors and/or qualified institutional buyers, the investors had access to information about the company and their investment, the investors took the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION.

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


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(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(c) EXHIBITS.

Exhibit
Number                                 Description
------------         -----------------------------------------------------------
10.1   *             Debenture Agreement dated as of November 4, 2005 by and
                     between Hybrid Fuel Systems, Inc. and Dutchess Private
                     Equities Fund, II, L.P.

10.2   *             Debenture Registration Rights Agreement dated as of
                     November 4, 2005 by and between Hybrid Fuel Systems, Inc.
                     and Dutchess Private Equities Fund, II, L.P.

10.3   *             Warrant Agreement dated as of November 4, 2005 by and
                     between Hybrid Fuel Systems, Inc. and Dutchess Private
                     Equities Fund, II, L.P.

10.4   *             Equity Line of Credit Registration Rights Agreement dated
                     as of November 4, 2005 by and between Hybrid Fuel Systems,
                     Inc. and Dutchess Private Equities Fund, II, L.P.

10.5   *             Investment Agreement dated as of November 4, 2005 by and
                     between Hybrid Fuel Systems, Inc. and Dutchess Private
                     Equities Fund, II, L.P.

10.6   *             Security Agreement dated as of November 4, 2005 by and
                     between Hybrid Fuel Systems, Inc. and Dutchess Private
                     Equities Fund, II, L.P. 10.7 * Subscription Agreement dated as of November 4, 2005 by and between Hybrid Fuel Systems,
                     Inc. and Dutchess Private Equities Fund, II, L.P.

* Filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            HYBRID FUEL SYSTEMS, INC.





Date: November 9, 2005                       /s/ Mark Clancy
                                             -----------------------------------
                                             Mark Clancy
                                             Chief Executive Officer

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